                                                       Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-12513 and in Registration Statement
No. 33-49849 of Union Pacific Corporation on Forms S-8 of our report dated
May 12, 1995 appearing in Exhibit 99(a) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1994.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York

June 23, 1995

                                                                    Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-49785 of Union Pacific Corporation on Form S-8 of our report dated May 12, 1995 appearing in Exhibit 99(b) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1994.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Omaha, Nebraska

June 23, 1995

                                                                    Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-51735 of Union Pacific Corporation on Form S-8 of our report dated April 14, 1995 appearing in Exhibit 99(c) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the year ended December 31, 1994.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
San Jose, California

June 23, 1995

                                                             Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-53968 of Union Pacific Corporation on Form S-8 of our report dated
May 12, 1995 appearing in Exhibit 99(d) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended
December 31, 1994.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Omaha, Nebraska

June 23, 1995

                                                                    Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-54811 of Union Pacific Corporation on Form S-8 of our report dated
May 12, 1995 appearing in Exhibit 99(e) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended
December 31, 1994.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Omaha, Nebraska

June 23, 1995